Note 9 - Loss Per Share	6 Months Ended
Jun. 30, 2019
Notes to Financial Statements
Earnings Per Share [Text Block]
9.	Loss Per Share

Basic and diluted loss per common share is computed as follows:

	For the six months ended June 30,
	2018	2019

Net income / (loss), continuing operations	771,825	(765,615)
Dividend Series B Preferred shares	(850,708)	(949,152)
Preferred deemed dividend	-	(504,577)
Net loss attributable to common shareholders, continuing operations	(78,883)	(2,219,344)
Weighted average common shares – outstanding, continuing operations	11,133,764	12,340,060
Basic and diluted loss per share, continuing operations	(0.01)	(0.18)
Net loss attributable to common shareholders, discontinued operations	(1,421,001)	-
Net loss attributable to common shareholders	(1,499,884)	(2,219,344)
Basic and diluted loss per share	(0.13)	(0.18)

The Company excluded the effect of
175,585
unvested incentive award shares as of
June 30, 2019
and
140,362
shares as of
June 30, 2018
as they were anti-dilutive.